Exhibit 99.1

NOVATEL WIRELESS REPORTS PRELIMINARY FIRST QUARTER 2008 RESULTS

BOARD APPOINTS PETER V. LEPARULO CEO

SAN DIEGO, CA — April 14, 2008 — Novatel Wireless, Inc. (Nasdaq: NVTL), a leading provider of wireless broadband access solutions, today reported preliminary financial results for the first quarter ended March 31, 2008 and announced that its board of directors has appointed Peter V. Leparulo, the company’s current chairman of the board, as chief executive officer, effective immediately. Mr. Leparulo previously served as the company’s CEO from January 2003 to November 2006.

Revenues for the first quarter are expected to be approximately $91 million, lower than the company’s prior guidance of $110 million. GAAP earnings per share are expected to be in the range of $0.13 to $0.15 and non-GAAP EPS is expected to be between $0.16 and $0.18 per share.

“We are very disappointed with our first quarter results,” said Peter Leparulo. “Approximately $10 million of the shortfall was attributable to a delayed launch of the MC930D with a major European carrier customer. Additionally, we had lower than expected sales of our enterprise-class MC727 USB products to one major customer. We are between product launch cycles for our USB devices and demand in the current environment has shifted toward lower end products. We continue to see solid demand for our first generation MCD3000 USB products selling into this market shift, and we expect our second generation USB products to become the low end promotional offering as we introduce our third generation products mid-year.”

“Importantly, we believe that our core market opportunity is attractive and growing and we believe we have the right product introductions to lead the market in innovation in the second half of the year. In addition, we are encouraged by the opportunities for growth in complementary markets, as evidenced by our recently announced products and partnerships. Moving forward, we are refocusing management on internal execution and improving operating results.”

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Peter V. Leparulo CEO

The company will discuss its outlook and guidance when it reports its quarterly results on May 1, 2008.

Conference Call Information

Novatel Wireless will host a conference call for analysts and investors to discuss its preliminary first quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). For parties in the United States and Canada, call (800) 366-3908 to access the conference call. International parties can access the call at (303) 275-2170. A live webcast of the conference call, which will include forward-looking information, will also be accessible from the “Investor Relations” section of the company’s website at www.novatelwireless.com. Following the webcast, an archived version will be available on the website for 15 days. A telephonic replay of the conference call will also be available two hours after the call and will run for two days. To hear the replay, parties in the United States and Canada should call (800) 405-2236 and enter passcode 11112833. International parties can access the replay at (303) 590-3000 and should enter passcode 11112833.

About Novatel Wireless

Novatel Wireless, Inc. is revolutionizing wireless communications. The Company is a leader in the design and development of innovative wireless broadband access solutions based on 3G WCDMA (HSDPA & UMTS), CDMA and GSM technologies. Novatel Wireless’ Merlin TM PC Cards and ExpressCards, Expedite® Embedded Modules, MobiLink TM Communications Software Suite, Ovation TM Fixed Mobile Convergence Products and Conversa TM Software Suite enable high-speed wireless Internet access. The company delivers innovative 3G solutions to operators, distributors and vertical markets worldwide. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.novatelwireless.com. (NVTLG)

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this release constitutes forward-looking statements based on management’s current expectations, assumptions, estimates and projections. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company therefore cannot guarantee future results, performance or achievements.

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Peter V. Leparulo CEO

Factors that could cause actual results to differ materially from Novatel Wireless’ expectations are set forth as risk factors in the Company’s SEC reports and filings and include, without limitation, (1) the future demand for wireless broadband access to data, (2) the future growth of wireless wide-area networking, (3) changes in commercially adopted wireless transmission standards and technologies, (4) continued acceptance of the Company’s current products and market demand for the Company’s anticipated new product offerings in 2008, (5) increased competition and pricing pressure from current or new wireless market participants, (6) dependence on third party manufacturers in Asia and key component suppliers worldwide, (7) unexpected liabilities or expenses, (8) the Company’s ability to introduce new products in a timely manner, (9) litigation, regulatory and IP developments related to our products or component parts of our products, (10) dependence on a small number of customers, (11) the effect of changes in accounting standards and in aspects of our critical accounting policies and (12) the Company’s plans and expectations relating to strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives.

These factors, as well as other factors detailed from time to time in the Company’s SEC reports and filings (available at www.sec.gov), could cause actual results to differ materially. Novatel Wireless assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures; GAAP EPS

Novatel Wireless has provided in this release financial information that has not been prepared in accordance with GAAP. Non-GAAP net income and diluted earnings per share exclude share-based compensation expenses, net of income taxes. Non-GAAP net income and diluted earnings per share assume a tax rate which management believes reflects its long-term effective tax rate. Novatel Wireless uses these non-GAAP financial measures internally in analyzing its financial results and making operating decisions and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Novatel Wireless’ industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP net income and diluted earnings per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures are not intended to be used in isolation and, moreover, they should not be considered as a substitute for net income and diluted earnings per share or any other performance measure determined in accordance with GAAP. We present non-GAAP net income and diluted earnings per share because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to

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Peter V. Leparulo CEO

these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. The share-based compensation expenses are expected to vary depending on the number of new grants issued to both current and new employees, and changes in the Company’s stock price, stock market volatility, expected option life and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP net income and diluted earnings per share, management excludes share-based compensation expenses to facilitate its review of the comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s review, related to the Company’s ongoing operating performance. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources.

We further believe that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision making. We believe that the use of non-GAAP net income and diluted earnings per share also facilitates a comparison of Novatel Wireless’s underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

Calculating non-GAAP net income and diluted earnings per share have limitations as an analytical tool, and you should not consider these measures in isolation or as substitutes for GAAP net income and diluted earnings per share. In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Some of the limitations in relying on non-GAAP net income and diluted earnings per share are:

•	Other companies, including other companies in our industry, may calculate non-GAAP net income and diluted earnings per share differently than we do, limiting their usefulness as a comparative tool.

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The Company’s income tax expense will be ultimately based on its GAAP taxable income and actual tax rates in effect, which may differ significantly from the effective tax rate used in our non-GAAP financial measures.

In addition, the adjustments to our GAAP financial measures reflect the exclusion of share-based compensation expenses that are recurring and will be reflected in the Company’s financial results for the foreseeable future. The Company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The Company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. The Company evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial measures.

Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and diluted earnings per share. For more information, see the consolidated statements of income and the “Reconciliation of GAAP Net Income to Non-GAAP Net Income” contained in this press release.

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Peter V. Leparulo CEO

©2007 Novatel Wireless. All rights reserved. The Novatel Wireless logo, Merlin, Expedite, MobiLink, Ovation and Conversa are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

For more information, contact:

Contacts:

Julie Cunningham

Vice President, IR & Communications

(858) 431-3711

ir@nvtl.com

or

Mike Bishop

The Blueshirt Group

(415) 217-4968

mike@blueshirtgroup.com

NOVATEL WIRELESS

PRELIMINARY Q1’08 CONFERENCE CALL SCRIPT

Introduction

Julie Cunningham

Good afternoon. Joining me on the call today are Peter Leparulo, newly announced Chief Executive Officer, Brad Weinert, President, and Ken Leddon, Chief Financial Officer. As a reminder, this conference call is being broadcast on Monday, April 14th, 2008 over the phone and the internet to all interested parties. The information shared in this call is effective as of today’s date and will not be updated.

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During this call, non-GAAP financial measures will be discussed. Reconciliations to the most directly comparable GAAP financial measures are available on the Investor Relations page of our website at www.novatelwireless.com. The audio replay of this call will be archived there for 15 days.

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Today’s discussion may contain forward-looking statements. These forward-looking statements are not historical facts, but rather are based on the Company’s current expectations and beliefs. The Company’s actual results may differ materially. Please refer to our SEC filings for a detailed discussion of potential risks.

Now, I’d like to introduce Peter Leparulo, chief executive officer of Novatel Wireless.

Peter Leparulo

Thank you, Julie, and thank you everyone for being on the call on such short notice.

I am very disappointed to report preliminary results for the first quarter, which are below our expectations. Currently, we expect to report revenues of approximately $91 million, GAAP EPS in the range of $0.13 to $0.15 per share and non-GAAP EPS of $0.16 to $0.18 per share.

The revenue shortfall was a result of a number of factors:

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First, one of our carrier partners in Europe delayed the launch of our MC930D products into their network. That delay, which was due to technical issues unrelated to our products, pushed back approximately $10 million in orders. We have already begun shipping these orders in the new quarter.

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Secondly, we are between product cycles with one of our key partners. Demand has shifted to lower end products at many carriers and, while our MCD 3000 continues to sell well, sales of our enterprise-class MC727 product were lower than expected at one key customer.

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Compounding these two issues, we clearly did not adequately execute, both from an operations basis and with our sales effort, especially towards the end of quarter. In some cases, we did not have the right products for the right customers and we were also not able to close other pieces of business in a timely fashion before the quarter-end. Everyone around this table agrees that better execution is required for this unforgiving market, where carriers are looking to maintain leaner inventories.

Moving forward, there are some positive trends in the marketplace. We believe that our market continues to grow and that the importance of wireless data to our carrier partners expands every quarter. Additionally, the pace of innovation in our industry continues to evolve rapidly, encouraging the type of product differentiation and market leadership that has allowed Novatel Wireless to rapidly grow over the last two years. Further, we are encouraged by the opportunities for growth in complementary markets outside of carriers using our technology to tie together new services with hosted content in new devices.

To capitalize on these market opportunities and improve our operational performance, we are making changes at Novatel Wireless. I will have more details on our quarterly conference call on May 1st, but I will quickly highlight a couple areas that we are focused on:

1.	First, we will accelerate product development efforts to bring our next generation of products to market faster and lead the industry.
2.	Second, we will refocus our sales effort on the largest carriers in Europe and North America and improve our product management effort.
3.	Third, we will streamline our management reporting structure and add to our talent pool at Novatel Wireless to improve efficiencies and pursue new opportunities.

To summarize, we are disappointed with our first quarter results and are taking steps to improve the Company.

On another note, we have purchased approximately $9 million worth of Novatel Wireless’ stock since initiating our $25 million stock repurchase program a little over a month ago. The Board will consider whether to expand this program in the coming months. We plan to continue to be aggressive in purchasing in the open markets.

Moving forward, we will provide more details and second quarter guidance on our full earnings call, and we remain confident that we can improve our performance in the second half of the year.

And now, Brad, Ken and I will answer your questions. Operator, you can now open it up to questions.

Final Closing Remarks

Peter Leparulo

Thank you for your questions – we will provide additional information and guidance when we report our full Q1 results on May 1st.